NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN QUALIFIED FOR SALE UNDER THE SECURITIES ACT (ONTARIO) OR ANY OTHER PROVINCIAL SECURITIES LAW. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH QUALIFICATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT.

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT ARE SUBJECT TO AGREEMENTS, COVENANTS AND RESTRICTIONS PROVIDED IN THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE COMPANY AND THE PERSONS NAMED THEREIN. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO AT NO COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY.

WARRANT

to Purchase Common Shares of

SOLAR ROOFING SYSTEMS INC.

Date of Issuance: September 20, 2005	Certificate No. 001

THIS WARRANT IS TO CERTIFY THAT BARNABUS ENERGY, INC., a Nevada corporation (“Holder”), is entitled to purchase from SOLAR ROOFING SYSTEMS INC., an Ontario corporation (the “Company”), a Controlling Interest (as defined below) in the Company at an Aggregate Purchase Price determined in accordance with the formula set forth below. Terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement of even date herewith, among the Company and the Holder (as amended from time to time, the “Purchase Agreement”).

Section 1.	Certain Definitions. As used in this Warrant, unless the context otherwise requires:

Audit Delivery Date means the date upon which the audited annual financial statements of the Company for the fiscal year ending December 31, 2006 are delivered to the Holder.

Aggregate Purchase Price means an amount equal to the (A) Enterprise Value multiplied by a fraction (a) the numerator of which is the Controlling Interest and (b) the denominator of which is the sum of (i) the aggregate number of Common Shares and Common Share Equivalents, determined on a Fully Diluted Basis, just prior to the issuance of the Warrant Shares plus (ii) the Controlling Interest minus (B) the ESOP Value.

Change of Control shall mean (a) a merger or consolidation of the Company with or into any other company or companies in which the shareholders of the Company immediately prior to the merger or consolidation do not own more than fifty percent (50%) of the outstanding voting power (assuming conversion of all convertible securities and the exercise of all outstanding options) of the surviving company or (b) the sale, lease, licensing, transfer or other disposition of all or substantially all the assets of the Company.

Common Shares means the common shares of the Company, of which an unlimited number are authorized.

Common Share Equivalents means (without duplication with any other Common Share or Common Share Equivalents) rights, warrants, options, convertible securities or convertible indebtedness, exchangeable securities or exchangeable indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares, whether at the time or upon the occurrence of some future event including, without limitation, issuance of any reserved shares under any equity, bonus or option plan or pool.

Controlling Interest means the aggregate number of Common Shares of the Company which, when added to the Common Shares owned or controlled by the Holder just prior to exercise of this Warrant or any portion thereof, in any period (but excluding the Warrant Shares not yet exercised and issued) would equal 51% of the aggregate number of issued and outstanding Common Shares and Common Share Equivalents, in the Company, determined on a Fully Diluted Basis.

Date of Issuance shall mean the date hereof.

EBITDA means, for any period, Company’s net income, before interest, taxes paid, depreciation and amortization, each to the extent taken into account in determining EBITDA under GAAP.

Enterprise Value means a number equal to quotient of:

(i)	the sum of
(a)	the Gross Sales of the Company for the four consecutive fiscal quarters of the Company immediately preceding any particular Exercise Date multiplied by four, plus
(b)	the EBITDA for the four consecutive fiscal quarters of the Company immediately preceding any particular Exercise Date multiplied by fifteen;

divided by

(ii)	three .

When determining the Enterprise Value, any number which is less than zero will be treated as zero.

ESOP means any and all employee stock option plans of the of the Company and any other incentive plan whereby options or other rights to purchase Shares are issued by the Company.

ESOP Value means Enterprise Value multiplied by a fraction (a) the numerator of which is the number of Shares reserved for issuance under ESOP both for issued but not exercised options (whether or not vested) and unissued options under the ESOP and (b) the denominator of which is the sum of (i) the aggregate number of Common Shares and Common Share Equivalents, determined on a Fully Diluted Basis, just prior to the issuance of the Warrant Shares plus (ii) the Controlling Interest.

Exercise Date means any date on which this Warrant is exercised in whole or in part.

Fully Diluted Basis means at any time the sum of the number of Common Shares plus (without duplication) all Common Shares issuable, whether at such time or upon passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of all then-outstanding Common Share Equivalents (including all shares of outstanding common stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding warrants and options issued and available for issuance or reserved but not issued under any equity or stock plan or other commitment, on an as-exercised basis) but not including number of Common Shares to be issued under this Warrant determined as of an applicable Exercise Date.

GAAP means generally accepted accounting principles, consistently applied in accordance with past practices, under Canadian accounting standards.

Gross Sales means, for any period, the gross dollar amount of sales actually invoiced by the Company in respect to all products sold and delivered by Company to an unaffiliated third party for retail or wholesale less (a) sales and excise taxes and duties and any other governmental charges directly imposed upon said sales, (b) outbound transportation and freight charges (including, without limitation, insurance), (c) customary prompt payment, cash, quantity and other trade discounts, rollbacks and special promotions actually allowed and taken, (d) returns and allowances for damaged goods, all as determined in accordance with GAAP.

Material Contingent Liability means any claim, lawsuit, investigation or other action against the Company which asserts damages or injunctive action which if the Company were found liable would exceed $100,000 in aggregate liability wither alone or in aggregate with other contingent liabilities of the Company.

Per Share Exercise Price means the Aggregate Purchase Price divided by a number of Common Shares to be issued hereunder to provide the Holder with a Controlling Interest determined by the following formula:

y = total number of Common Shares owned or controlled by the Holder immediately prior to exercise of this Warrant or any portion thereof, taking into account any Warrant Shares previously issued.

x = total number of Common Shares issuable pursuant to this Warrant at any time.

w = total number of Common Shares issued and outstanding on any applicable date of exercise of this Warrant, determined on a Fully Diluted Basis.

Quarterly Period shall mean each fiscal three month quarter of the Company ended on March 31, June 30, September 30 or December 31, as the case may be.

Shareholders’ Agreement shall mean that certain Amended and Restated Shareholders’ Agreement, dated as of the date hereof, among the Company and its Shareholders (including the Holder), as amended from time to time.

Term shall mean the period of time between the date hereof and the Warrant Expiration Date.

Value Certificate has the meaning ascribed thereto in Section 2(d).

Warrant shall mean this Warrant and all additional or new warrants issued upon division or combination of, or in substitution for, this Warrant.

Warrant Expiration Date shall mean the thirtieth (30th) day following the delivery of both the Quarterly Financials (as defined below) for the Quarterly Period ended June 30, 2007 and the Value Certificate for the four (4) consecutive fiscal quarters of the Company ending as of June 30, 2007, subject to an extension if (i) a Dispute Audit occurs, in which case upon the thirtieth day following the delivery of the Dispute Value Certificate, or (ii) a MCL Extension Notice is received by the Company as contemplated by Section 2(k) hereof.

Warrant Shares shall mean the Common Shares of the Company purchasable by the holder of this Warrant upon the exercise of this Warrant.

Section 2.	Due Diligence; Purchase Price; Exercise of Warrant.

(a)           On or after the Audit Delivery Date but prior to the Warrant Expiration Date, the Holder may at any time and from time to time exercise this Warrant, in whole or in part.

(b)           On or after November 1, 2006, and for each Quarterly Period thereafter during the Term, the Holder may deliver a due diligence notice in substantially the form as attached hereto as Exhibit B (the “Due Diligence Notice”) to Company. From and after the date on which the Due Diligence Notice is delivered by Holder to Company (the “Due Diligence Notice Date”), Holder shall be permitted to conduct a due diligence investigation of Company. Company shall fully cooperate with Holder and shall promptly provide such documents and information to Holder as Holder shall request and shall allow representatives and agents of Holder to have access to Company's premises and personnel during regular business hours for the purpose of performing such due diligence. Holder shall use reasonable efforts to minimize disruption to the business of Company and shall not unreasonably interfere with the business of Company in connection with performing such due diligence. Holder agrees to notify Company of any concerns or issues that arise during such due diligence. If during the performance of due diligence, a fact or event, which was not disclosed by Company in writing to Holder prior to the Due Diligence Notice Date, is discovered by Holder (a) that is materially adverse to Company and/or its business, ownership, assets or financial condition or (b) that would make it likely, in Holder’s judgment that one or more of the Representations will not be true and correct upon the Exercise Date, then, Company will use its best efforts to cure such fact or event (which shall be based on a commercially reasonable period necessary to effectuate such cure). On the Closing Date of each issuance of Warrant Shares, the Company will execute and deliver due diligence representations as are set forth in Exhibit C attached hereto, along with any supplemental disclosure schedules, which will be true and correct in all material respects as of the date that they are made and as of the date of the Closing Date, which representations are required to be satisfactory to the Holder as a condition to closing on the purchase of any Warrant Shares hereunder.

(c)	During the Term hereof, the Company will deliver to the Holder:

(i)            Within forty-five (45) days after the end of each of the two fiscal quarters immediately following the fiscal year of the Company ending December 31, 2006, a consolidated balance sheet, statements of income and cash flows, of the Company, together with supporting schedules (the “Quarterly Financials”), prepared by Company, reviewed by its Auditors, and certified as true and correct by the President of the Company, such balance sheet to be as of the close of such quarter and such statement of income and cash flows to be for the period from the beginning of the then current fiscal year to the end of such quarter, in each case subject to audit and year-end adjustments and prepared in accordance with GAAP.

(ii)           Within ninety (90) days of the end of the fiscal year of the Company ending December 31, 2006, compiled consolidated balance sheets and consolidated statements of income and cash flow, together with supporting schedules, showing the consolidated financial condition of the Company at the close of such fiscal year, the results of operations during such year, and consolidated cash flows for such year (the “Year End Financials”), audited and prepared by independent certified public accountants selected by the Company and acceptable to the Holder (the “Auditor”).

(d)           Within five (5) business days after the delivery of each of the Year End Financials and Quarterly Financials, as the case may be, the Company will retain its Auditor to determine the Enterprise Value of the Company in accordance with the formula set forth herein and shall deliver a certificate signed by the Auditor of the Company specifying the Enterprise Value of the Company (each a “Value Certificate”). Each Value Certificate will be delivered to Holder within ten (10) business days of the Company’s Auditor being so engaged. The Enterprise Value of the Company shall be the value set forth in each such Value Certificate, provided, however, if the Holder disagrees with the calculation for of the Enterprise Value set forth in a particular Value Certificate, then the Holder and the Company within thirty (30) days of receipt of such Value Certificate shall mutually agree upon and retain a nationally recognized certified public accountant (“Dispute Auditor”) that will review the calculation (the “Dispute Audit”) and provide a Value Certificate within thirty (30) days after being retained setting forth its calculation of the Enterprise Value, which in the absence of fraud, shall be binding upon the parties (the “Dispute Value Certificate”). The Company shall bear the cost of the Dispute Auditor.

(e)           (i)         The Holder shall exercise this Warrant by means of delivering to the Company at its office identified in Section 10 hereof (1) a written notice of exercise, including the Warrant Shares to be delivered pursuant to such exercise, (2) this Warrant Certificate and (3) payment equal to the Per Share Exercise Price in accordance with Section 2(e)(ii) for each Common Share purchased, subject to any Holdback pursuant to Section 2(k) below. Such notice of exercise shall be in the Subscription Form attached hereto as Exhibit A (the “Subscription Form”). Any exercise hereunder shall be in amount not less than $100,000 per exercise unless the Aggregate Purchase Price is less than $100,000 in which case the amount shall be equal to such lower amount.

(ii)          Holder may elect to pay the Per Share Exercise Price to the Company by cash, certified check or wire transfer, specifying such election(s) in the Subscription Form.

(f)           Upon exercise of this Warrant and delivery of the Subscription Form with proper payment relating thereto, the Company shall cause to be executed and delivered to Holder a certificate or certificates representing the aggregate number of fully paid and non-assessable Warrant Shares issuable upon such exercise.

(g)           The share certificate or certificates for Warrant Shares to be delivered in accordance with this Section 2 shall be in such denominations as may be specified in said notice of exercise and shall be registered in the name of Holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a shareholder of the Company, as of the time said notice is delivered to the Company as aforesaid.

(h)           The Company shall pay all expenses payable in connection with the preparation, issue and delivery of share certificates under this Section 2, including any transfer taxes resulting from the exercise of the Warrant and the issuance of Warrant Shares hereunder.

(i)            All of the Warrant Shares issuable upon the exercise of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and non-assessable, and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by Holder.

(j)            The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and shall round any fractional shares to the next highest whole number of shares.

(k)           If a Material Contingent Liability exists at any Exercise Date, the term of the Warrant may, upon written notice by the Holder to the Company prior to the Warrant Expiration Date (“MCL Extension Notice”), be extended until such time as it is resolved or the true scope of such liability is determinable, in which event the calculation of the Enterprise Value and the Per Share Exercise Price shall be similarly extended and calculated by reference to the four consecutive fiscal quarters of the Company immediately preceding the date upon which the Warrant, or a portion thereof, as the case may be, is ultimately exercised, to provide the Holder with similar rights hereunder, mutatis mutandis.

Section 3.	Adjustments.

(a)           Adjustment for Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, consolidation or merger, the Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Holder had held the number of Common Shares subject to this Warrant.

(b)           Certificate as to Adjustments. Upon the occurrence of any event requiring adjustments of the number of Common Shares subject to this Warrant pursuant to Section 3, the Company shall mail to the Holder (by registered or certified mail, postage prepaid) a certificate signed by an officer of the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such proposed adjustment was calculated, specifying the adjusted number of shares subject to this Warrant after giving effect to the proposed adjustment and the Warrant Shares to be issued pursuant to Section 3 hereof.

Section 4.	Requirements for Transfer; Purchase Entirely for Own Account.

(a)           This Warrant and the Warrant Shares shall be deemed “Shares” under the Shareholders’ Agreement and shall not be transferred except in compliance with the Shareholders’ Agreement.

(b)          Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN QUALIFIED UNDER THE SECURITIES ACT (ONTARIO) NOR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT (I) IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT DATED AS OF SEPTEMBER 20, 2005, AS AMENDED FROM TIME TO TIME, DATED AS OF SEPTEMBER 20, 2005 (THE “SHAREHOLDERS’ AGREEMENT”) AND (II) PURSUANT TO SUCH QUALIFICATION OR (III) UPON THE FURNISHING OF AN OPINION OF COUNSEL (OR OTHER EVIDENCE) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS NOT REQUIRED TO BE REGISTERED UNDER SUCH ACT.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS, COVENANTS AND RESTRICTIONS PROVIDED IN THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT, DATED AS OF SEPTEMBER 20, 2005 AS AMENDED FROM TIME TO TIME, BY AND AMONG THE COMPANY AND THE PERSONS NAMED THEREIN. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER AT NO COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale in a manner contemplated herein.

(c)           The Warrant is acquired and the Warrant Shares issuable upon the exercise hereof will be acquired for investment for the Holder’s own account and not with a view to the distribution of any part thereof. The Holder does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, or grant participations to such person or entity or to any third party, with respect to this Warrant and the Warrant Shares.

Section 5.     No Impairment. The Company will not, by amendment of its articles of incorporation, by-laws or other constitutional documents or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

Section 6.	Notices of Record Date, etc. In the event:

(a)           the Company shall take a record of the holders of its Common Shares (or other securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b)           of any capital reorganization of the Company, any reclassification of the Common Shares, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its capital stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d)           the Company or any stockholders of the Company shall enter into any agreement contemplating a Change of Control,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up or Change of Control is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Shares (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their Common Shares (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least three (3) days prior to the record date or effective date for the event specified in such notice.

Section 7.     Reservation of Stock. The Company will reserve for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant no later than immediately prior to the exercise of this Warrant.

Section 8.     Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

Section 9.     Warrant Register. The Company will maintain a register containing the name and address of the holder of this Warrant. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

Section 10.   Mailing of Notices, etc. All notices and other communications from the Company to the Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Holder. All notices and other communications from the Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below:

Solar Roofing Systems, Inc.

226 Edwards Street, Unit 1

Aurora, Ontario

L4G 3S8

Fax: 905-841-9600

Attention: Norman Dodd, CEO

copy to:

Fasken Martineau DuMoulin LLP

Barristers and Solicitors

Patent and Trade-mark Agents

66 Wellington Street West

Suite 4200, Toronto Dominion Bank Tower

Box 20, Toronto-Dominion Centre

Toronto, Ontario

M5K 1N6

Fax: 416 364 7813

Attention: M. Craig G. Brown

If the Company should at any time change the location of its principal office to a place other than as set forth above, it shall give prompt written notice to the Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

Section 11.   No Rights as Shareholders. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

Section 12.   Change or Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Holder.

Section 13.   Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

Section 14.   Recovery of Litigation Costs. If any legal action or other proceeding is successfully brought by the Holder for the enforcement of this Warrant, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Warrant, the Holder shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled if successful in any enforcement action or upon any settlement entered into by the parties hereto.

Section 15.   Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Province of Ontario, without giving effect to the conflict or choice of law provisions thereof that would give rise the application of the domestic substantive law of any other jurisdiction.

Section 16.   Reporting Year. The Company represents and agrees that it currently has an annual financial and tax year end of December 31 and it shall not alter or change such financial or tax year without the consent of the Holder.

Section 17.	Indemnity.

Subject to the limitations and other provisions set forth in this Section 17, the Company shall, with respect to the representations and warranties made by the Company herein, indemnify, pay, defend and hold the Holder and each of the Holder’s officers, directors, employees and agents and their respective affiliates (the "Indemnitees") harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever, including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto, which may be (i) imposed on such Indemnitee, (ii) incurred by such Indemnitee, or (iii) asserted against such Indemnitee by a third party, as a result of (x) the misrepresentation, violation or breach of any such representation or warranty or covenant of the Company under the Warrant or (y) any infringement by the Company of any intellectual property of any third party as determined by a court of competent jurisdiction.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chief Executive Officer.

Dated: September 20, 2005

SOLAR ROOFING SYSTEMS INC.

By:____________________________

Name: Norman Dodd

Title:	Chief Executive Officer

EXHIBIT A

SUBSCRIPTION FORM

(to be executed only upon exercise of Warrant)

To:	SOLAR ROOFING SYSTEMS INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ____), hereby irrevocably elects to purchase ___________ common shares covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

Dated: ______________________	Name:_________________________
Signature:______________________
Address:_______________________
________________________

EXHIBIT B

To: Solar Roofing Systems Inc.	Date:

This is to inform you that pursuant to the Warrant dated as of September 20, 2005, Barnabus Energy, Inc. seeks to begin the due diligence process set forth in Section 2(b) of the Warrant.

BARNABUS ENERGY, INC.

By:
Title:

EXHIBIT C

Representations and Warranties Certificate

Certificate

Reference is hereby made to the Warrant ("Warrant") issued by Solar Roofing Systems, Inc. (the "Company") to Barnabus Energy, Inc. (the "Holder") dated as of September 20, 2005. This is the Certificate described in Section 2(b) of the Warrant. Pursuant to Section 2(b) of the Warrant, the Company hereby represents and warrants, in each case subject to such exceptions as are set forth in the attached Disclosure Schedule, that the statements contained in this Section 2 are true, complete and correct as of the date hereof. The Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in the corresponding paragraph below, and the disclosures in any paragraph of the Disclosure Schedule shall qualify only the corresponding paragraph below. Additionally, any inclusion of a particular item in the Disclosure Schedule shall not be deemed to be an admission by the Company that such item is material. For the purposes of this Certificate, “Knowledge” shall mean the actual knowledge of the officers of the Company after reasonable investigation consistent with such officer’s responsibilities and duties.

1.

Organization and Corporate Power. The Company is a corporation duly incorporated and organized, validly existing and in corporate good standing under the laws of the Province of Ontario. The Company is not required to be qualified to do business in any other jurisdiction. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated to be conducted and to carry out the transactions contemplated hereby. The copies of the Articles of Incorporation and by-laws of the Company, as amended to date, which have been furnished to the Investor by the Company, are true and complete and are attached hereto in the Disclosure Schedules.

2.	Capitalization.

2.1.

The authorized capital of the Company consists of an unlimited number of common shares, of which [to be inserted upon date of exercise] common shares are issued and outstanding as of the date hereof and, for greater certainty, excluding any Shares issuable pursuant to the Warrant.

2.2.

The Disclosure Schedule includes a list of all of the holders of the Company’s securities and the number or amount of such securities each owns before giving effect to the issuance of the Shares pursuant to this Warrant (the “Warrant Shares”).

2.3.

When the Warrant Shares are issued in accordance with the terms of this Warrant to the Holder, the Warrant Shares will be duly authorized, validly issued and outstanding, fully paid and non-assessable, free and clear of all encumbrances.

2.4.

Except as described in the Disclosure Schedule, the amended and restated unanimous shareholders’ agreement among the Company and its shareholders of dated September 20, 2005 (the “Shareholders’ Agreement”), and the Registration Rights Agreement dated as of September 20, 2005 between the Company and the Holder (the "Registration Rights Agreement"), (i) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding, and (ii) there is no commitment by the Company (other than under the Warrant) to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or assets.

2.5.

Except as provided in the Registration Rights Agreement, the Shareholders’ Agreement or as described in the Disclosure Schedule or as imposed by applicable securities or corporate laws, there are no restrictions on the transfer or voting of any shares in the capital of the Company.

2.6.

Other than as set forth in the Registration Rights Agreement, there are no existing rights with respect to registration of any of the Company’s securities under Canadian securities laws. The Company has not violated the laws, rules or regulations of the Ontario Securities Commission or any other Canadian securities authority in connection with the issuance of any of its securities.

3.	Subsidiary. The Company has no subsidiaries and has no investments in any other corporation or business organization.
4.

Financial Statements. Included in the Disclosure Schedule are the unaudited semi-annual financial statements of the Company as of and for the period ending June 30, 2005 (consisting of an interim balance sheet, interim statement of deficit, interim statement of operations and interim statement of cash flows) and the unaudited annual financial statements of the Company as of and for the period ending December 31, 2004, (consisting of a balance sheet, statement of deficit, statement of operations and statement of cash flows) (collectively, the “Financials”). The Financials have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”) (except for the notes), consistently applied, and fairly present, in all material respects, the financial position of the Company as of such date and the results of operations for such period then ended.

5.

Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Financials, and except for liabilities arising in the ordinary course of its business, to its Knowledge, the Company has not incurred any liability, contingent or otherwise, arising out of any transaction or state of facts existing on or prior to the date hereof that are not included in the Disclosure Schedule.

6.

Absence of Certain Developments. Since Audit Date, except as disclosed in the Disclosure Schedule, there has been no (a) material adverse change in the condition, financial or otherwise, of the Company or in the assets, liabilities, properties, or business of the Company or in the Company’s prospects, (b) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company, (c) loss, destruction or damage to any property of the Company, whether or not insured, which loss would have a material adverse affect on the Company, (d) change in any of their respective personnel or the terms and conditions of employment which would have a material adverse effect on the Company, (e) waiver of any valuable right under contract or law, (f) loan or extension of credit to any officer or employee of the Company (other than in a salary due and payable), or (g) acquisition or disposition of any material assets (or any contract or arrangement therefor) in excess of CDN$10,000, or any other material transaction by the Company or otherwise than for fair value in the ordinary course of business.

7.

Title to Properties. Other than (a) any lien in respect of current taxes not yet due and payable and (b) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have arisen in the ordinary course of business and shall be removed within a reasonable period, the Company has good and marketable title or leasehold title to all of its properties and assets, free and clear of all mortgages, security interests, liens, restrictions or encumbrances. All machinery and equipment included in such properties which is necessary to the business of the Company is in good condition and repair except for reasonable wear and tear, and all leases of real or personal property to which the Company is a party are fully effective and, to the best of the Company’s Knowledge, afford the Company peaceful and undisturbed possession of the subject matter of the lease subject to the terms of such lease. To the best of the Company’s Knowledge, the Company is not in violation of any zoning, planning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties likely to impede the normal operation of the business of the Company, and the Company has not received any written notice of violation with which it has not complied.

8.

Tax Matters. There are no federal, provincial or local taxes due and payable by the Company which have not been paid. There are no accrued and unpaid federal, provincial or local taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, provincial or local governmental agency. The Company has duly filed all federal, provincial and local tax returns required to have been filed by it, if any, and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year. The Company is not subject to any audit and has not been audited in the last five years. Neither the Company nor any officer or director of the Company is under investigation or threat of investigation from any taxing authority.

9.

Contracts and Commitments. Other than the Warrant, the Shareholders’ Agreement and the Registration Rights Agreement, the Disclosure Schedule includes each contract, obligation or commitment which involves by its terms a commitment in excess of CDN$10,000 or any employment contracts (including contracts with any common law employee, agent or independent contractor), securities redemption or purchase agreements, shareholders’ agreements, investor rights agreements, financing agreements, distribution right agreements, royalty agreements, licenses under which the Company is licensee or licensor, leases of real property, pension, profit-sharing, retirement or stock option plans.

10.

No Defaults. The Company is not in default (a) under (i) its Articles of Incorporation or its by-laws or (ii) to the best of its Knowledge, any note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which it is a party or (b) with respect to any order, writ, injunction or decree of any court or any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that specifically names the Company. To the best of the Company’s Knowledge, there exists no condition, event or act, which after notice, lapse of time, or both, would constitute a default by the Company under any of the foregoing. To the best of the Company’s Knowledge, no third party is in default under any agreement, contract or other instrument, document, or agreement to which the Company is a party, which default would have a material adverse effect on the Company’s properties or assets or the business of the Company as presently conducted or proposed to be conducted.

11.	Intellectual Property.
11.1.

The Disclosure Schedule contains a complete list of all patents, patent applications, trademarks, trade names, service marks, brand names and registered copyrights (in each case, whether issued or pending), and all licenses or rights with respect to any of the foregoing, owned or possessed by the Company, all of which are in good standing and are free and clear of all liens and encumbrances of any nature except as may be set forth on the Disclosure Schedule.

11.2.

To the best of the Company’s Knowledge, none of its officers, consultants or technical employees knows of prior art that is material to any of its patents or patent applications that has not been disclosed in a timely manner to the United States and Canadian Patent Office.

11.3.

To the best of the Company’s Knowledge, and except as set forth in the Disclosure Schedule, the Company has received no notice of its infringement of any patent, copyright, or trademark rights of others.

11.4.

To the best of the Company’s Knowledge, the conduct of the Company’s business as presently conducted and as proposed to be conducted does not require the use of the intellectual property rights of any other person which are not available in the ordinary course of business.

11.5.

To the best of the Company’s Knowledge, there is no published patent application, that if it were to mature into a United States and Canadian patent having the claims as published, would present an issue of infringement by the Company.

11.6.

To the best of the Company’s Knowledge, all trade secrets, know how, technical processes and procedures developed and belonging to the Company that were intended to be confidential, that are material to the business of the Company and that have not been patented, have been kept confidential.

11.7.

Every officer, technical employee and consultant to the Company has an obligation to assign his or her inventions, to the Company to the extent such inventions are within the scope of his or her activities for the Company.

11.8.

The Company has the right to use, free and clear of claims or rights of others, all trade secrets, customer lists, processes, owned computer software, patents, copyrights and trademarks required for the business of the Company as it now exists and the Company believes that the Company can obtain any such rights as necessary for the conduct of its business as planned to be conducted, and, to the best of its Knowledge, is not using and has not used any confidential information, trade secrets, or computer software (not licensed to the Company) required for its products of any former employer of any of its past or present employees.

12.

Effect of Transactions. The issuance, sale and delivery of the Warrant Shares and compliance with the provisions of the Warrant by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under its Articles of Incorporation or by-laws or under any note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party. To the extent applicable, the Company has relied upon the representations of the Investor contained in the Securities Purchase Agreement dated as of September 20, 2005 by and between the Company and the Holder in making the representation in clause (a) of the preceding sentence.

13.

No Governmental Consent or Approval Required. Other than federal or provincial securities law filings which have to be made upon issuance of the Warrant Shares, if any, no authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by the Company of the Warrant Shares.

14.

Litigation. There is no claim, action, lawsuit, proceeding, complaint, charge or investigation pending or, to the best Knowledge of the Company, threatened against the Company which questions the validity of any of the Transaction Documents or the right of the Company to enter into them or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the business, assets, conditions, operations, affairs or prospects of the Company, financial or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or, to the best Knowledge of the Company, threatened, involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information, creations or techniques allegedly proprietary to any of their former employers or other Persons or entities, or their obligations under any agreements with prior employers or other Persons or entities. Neither the Company nor any of its officers or directors is a party to, or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality relating to the Company or its business. There is no action, suit or proceeding by the Company currently pending or which the Company presently intends to initiate.

15.

Securities Laws. Provided the Investor is an “Accredited Investor” for the purposes of the Securities Act (Ontario), the offer, issuance and sale by the Company to the Investor of the Warrant Shares are, and will be exempt from the registration and prospectus delivery requirements of the Securities Act (Ontario) and the regulations promulgated thereunder.

16.

Business. The Company has all necessary franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its present business. To the best of the Company’s Knowledge, the Company is not in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its present business which in the aggregate would have a material adverse affect on the Company.

17.

Brokerage. Other than as disclosed an the Disclosure Schedule, there are no claims for brokerage commissions or finder’s fees or similar compensation in connection with the transactions contemplated by the Warrant based on any arrangement made by or on behalf of the Company, and the Company agrees to indemnify and hold the Investor harmless against any damages incurred as a result of any such claim.

18.

Employees. There are no controversies or labor troubles pending or, to the best Knowledge of the Company, threatened between it and its employees or former employees, nor, to the best of the Company's Knowledge, is there any basis for the same. To the best of the Company’s Knowledge: (a) no employee of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or proposed to be conducted by the Company or any other reason, and the continued employment by the Company of its respective present employees will not result in any such violation; (b) no officer or key employee of the Company has any present intention of terminating his or her employment therewith nor does the Company have any present intention of terminating any such employment; and (c) the Company has complied in all material respects with all applicable provincial and federal laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment, and there are no arrears in the payments of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations. Except as described in the Disclosure Schedule, the Company is not a party to any agreement with any of its respective officers or employees with respect to such Person’s employment. The Company has listed in the Disclosure Schedule all agreements of which it is aware after reasonable investigation to which any of its employees are party with respect to non-competition or assignments of proprietary rights to or non-use of proprietary information of third parties. Except as set forth in the Disclosure Schedule, all current and former employees, consultants, advisors and directors of the Company have entered into appropriate non-disclosure, confidentiality and non-competition agreements with the Company in the forms previously provided to counsel for the Investor.

19.

Insurance. The Company maintains in full force and effect such types and amounts of insurance issued by insurers of recognized responsibility insuring its business and properties, under such policies, in such amounts and against such losses and risks as are listed in the Disclosure Schedule. Such policies cover such risks and are maintained in such amounts as are usually carried by persons engaged in the same or similar business.

20.

Environmental Matters. The Company does not own, and has never owned, any real property. To the best Knowledge of the Company, the Company is in compliance with all applicable federal, provincial and local environmental laws and regulations (the “Environmental Laws”) applicable to the Company including but not limited to requirements contained in any permits required pursuant to such Environmental Laws, and there is not now pending or, to the best Knowledge of the Company, threatened, any action, suit, lien, investigation or proceeding against the Company in connection with any past or present noncompliance with such Environmental Laws which might result, either individually or in the aggregate, in any material adverse change in the business, assets, conditions, operations, affairs or, in the reasonable business judgment of the Company, prospects of the Company, financial or otherwise. To the best Knowledge of the Company, no hazardous materials are present on or about any real property previously owned or leased by the Company, except in the normal course of the Company’s business.

21.

Retirement Obligations, etc. The Company has no pension, retirement or similar plan or obligation, whether of a legally binding nature or in the nature of informal understandings. The Company does not have or otherwise contribute to or participate in any employee benefit plan, except for those plans listed in the Disclosure Schedule. The Company is not a party to any collective bargaining agreement and, to the best Knowledge of the Company, no organizational efforts are presently being made with respect to any of its employees. The Disclosure Schedule lists the employee benefit plans of the Company.

22.

Transactions with Affiliates. Except as disclosed in the Disclosure Schedule, no shareholder, officer or director of the Company nor any “affiliate” or “associate” of such Persons (herein, a “Related Party”) is a party to any material agreement with the Company, including, without limitation, any contract, agreement or other arrangement providing for the rental of real or personal property from, or otherwise requiring payments to, any Related Party. No employee of the Company nor any Related Party is indebted to the Company and the Company is not indebted to any of its employees or any Related Party.

23.

Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of each of its shareholders, Board of Directors and all committees, if any, appointed by its Board of Directors. The share ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the Company’s business, the nature, acquisition, maintenance, location and collection of its assets and the nature of all transactions giving rise to its obligations and accounts receivable.

24.

Material Facts. The Warrant, together with this Certificate, and the Disclosure Schedule furnished contemporaneously herewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading.

25.

Third Party Consents and Waivers. Set forth in the Disclosure Schedule is a list of all consents and/or waivers of shareholders of the Company and other third parties (if any) required in connection with the transactions contemplated by the Transaction Documents. All such consents and/or waivers (if any) have been obtained by the Company as of the Initial Closing.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chief Executive Officer.

Dated: [to be inserted upon date of exercise].

SOLAR ROOFING SYSTEMS INC.

By:____________________________

Name:

Title:	Chief Executive Officer